                                                                   EXHIBIT 10.35

                     AIRCRAFT AND ASSET PURCHASE AGREEMENT
                     -------------------------------------

     This Aircraft and Asset Purchase Agreement, entered into as of January 30, 2001, is by and between A&S Air Service, Inc., a Delaware corporation ("Seller"), and Alan H. Goldfield ("Buyer").

     In consideration of the mutual obligations of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Sale of Assets.  Seller hereby sells and delivers to Buyer, and Buyer
          --------------
hereby purchases, all of the assets of Seller as follows:

     (a)  one aircraft more particularly described as follows:

          Make:                Cessna Citation III
          Model:         650
          Serial No.:          650-0055
          Registration No.:    N16AS
          Engines:             Garrett TFE-731 3B-100
          Serial Nos.:         P87235
                               P87220

     including the airframe and engines and all installed and other avionics, systems, components, equipment, parts, furnishings, gear, spares, Records (as defined in Section 6(e)), and the auxiliary power unit (all collectively referred to hereinafter as the "Aircraft");

     (b)  one Compaq laptop computer;
     (c)  one wooden desk; and
     (d)  one metal filing cabinet;

     (the Aircraft and the other assets listed above are collectively referred to herein as the "Assets").

     2.   Purchase Price.  The Purchase Price (herein so called) for the Assets
          --------------
is $2,236,718, which is being paid in cash by wire transfer.

     3.   Federal Aviation Administration Registration.  Buyer shall cause (at
          --------------------------------------------
its cost and expense) the Aircraft to have a new Federal Aviation Administration ("FAA") registration number as soon as reasonably possible after the date hereof.

     4.   Additional Documents.  The parties have executed (as appropriate) and
          --------------------
delivered the following items:

     (a) Bill of Sale in the form attached as Exhibit A;
                                              ---------

     (b) FAA Form 8050 Bill of Sale (or its equivalent) properly describing the Aircraft; and

     (c) All necessary applications for issuance of a new FAA registration number.

     5.   Taxes.    Buyer shall pay all sales, use, or other taxes (other than
          -----
in the nature of income taxes assessed against Seller upon the sale) assessed by state or local taxing authorities as a result of the sale of the Assets.

     6.   Representations and Warranties of Seller.  Seller warrants and
          ----------------------------------------
represents to Buyer:

     (a)  Corporate Authority, Existence, and Power.  Seller is a corporation
          -----------------------------------------
duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. Seller has taken all corporate action necessary to enter into, perform, and consummate this Agreement, and has obtained all necessary consents or approvals of its Board of Directors and sole stockholder. Seller has full corporate power and authority under its Certificate of Incorporation and bylaws to enter into, perform, and consummate this Agreement. This Agreement constitutes the legal, valid, and binding obligation of Seller, enforceable in accordance with its terms.

     (b)  No Default, Conflicts, or Violation of Laws.  The execution and
          -------------------------------------------
performance of this Agreement by Seller will not violate any provisions of Seller's Certificate of Incorporation, bylaws, or any provision of any applicable state, federal, or municipal law, order, rule, regulation, or ordinance, and will not violate or constitute a default under any provision of any mortgage, deed of trust, security, loan, or other agreement to which Seller or the Assets may be subject.

     (c)  Warranty of Title.  Seller has, and upon payment of the Purchase Price
          -----------------
by Buyer Buyer shall receive, good and marketable title to the Assets, free and clear of all security interests, liens, leases, claims, and encumbrances whatsoever, including but not limited to tax liens.

     (d)  Compliance with Regulations.  The Aircraft is in compliance with all
          ---------------------------
applicable airworthiness standards, rules, regulations, and orders of the FAA and with all Airworthiness Directives and Mandatory Service Bulletins applicable to the Aircraft. All work required to meet all FAA airworthiness standards and regulations, all Airworthiness Directives and Mandatory Service Bulletins applicable to the Aircraft, and all periodic and progressive maintenance programs of the manufacturer(s) of the Aircraft (or the equivalent thereof approved by the FAA), have been conducted.

     (e)  Records.  All records, logs, manuals (including, without limitation,
          -------
maintenance, flight, and flight crew manuals), technical data, maintenance program information, operational specifications, records concerning airworthiness directives accomplishment, records concerning any modifications, and other records, diagrams, and documents relating to the Aircraft (including engines, avionics, components, and equipment) (collectively, the "Records") are correct and complete, truly reflect the operations, maintenance, hours of operation, and other similar data concerning the Aircraft, and comply with all applicable FAA and other government regulations.

     (f)  No Consents.  No consent of any person, entity, or governmental
          -----------
authority is necessary for the execution or consummation of the transaction contemplated hereby.

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

     (g)  No Other Assets.  Other than the Assets, Seller owns no other assets.
          ---------------

     7.   No Assumption of Liabilities.  Buyer is acquiring only the Assets from
          ----------------------------
Seller and is not the successor to Seller. Buyer does not assume any liability or obligation whatsoever relating to or arising in connection with the Assets prior to the transfer of title to the Assets to Buyer. Buyer does not assume or agree to pay or indemnify Seller, any prior owner of the Assets, or any other person or entity against any liability or obligation which in any way relates to the Assets prior to the transfer of title to the Assets.

     8.   Indemnification.  Each party (the "Indemnifying Party") shall
          ---------------
indemnify and hold harmless the other (the "Indemnified Party") from and against and reimburse the Indemnified Party for any and all actions, claims, losses, damages, expenses, costs of settlement (including reasonable attorney's fees), or other liabilities of any nature which the Indemnified Party may suffer due, directly or indirectly, to (i) the breach by the Indemnifying Party of any covenant or the inaccuracy of any warranty or representation made by the Indemnifying Party contained in this Agreement, and (ii) in the case of Seller as the Indemnifying Party, claims and liabilities, including claims by any taxing authority, arising from or related to any occurrence or time period prior to the transfer of title to the Assets; provided, however, the Indemnified Party must notify the Indemnifying Party of any such claim for indemnification within five years from the date hereof. The Indemnified Party shall promptly notify the Indemnifying Party of such claim and the amount thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any liability or obligation hereunder, unless (and then solely to the extent) the Indemnifying Party thereby is damaged as a result of such delay.

     The Indemnifying Party shall have the right to assume the defense of any such claim as follows: (i) the Indemnifying Party shall defend the Indemnified Party against the matter with counsel of its choice reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may retain separate co-counsel at his or its sole cost and expense (except that the Indemnifying Party shall be responsible for the fees and expenses of the separate co-counsel to the extent the Indemnified Party concludes reasonably that the counsel the Indemnifying Party has selected has a conflict of interest), and (iii) the Indemnifying Party shall not consent to the entry of any judgment with respect to the matter, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, without the consent of the Indemnified Party, which consent will not be withheld unreasonably. If the Indemnifying Party fails to notify the Indemnified Party within 15 days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof, the Indemnified Party may defend against, or enter into any settlement with respect to, the matter in any manner he or it reasonably may deem appropriate.

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

     9.   Miscellaneous.
          -------------

     (a)  Notices.  Any notices, consents, demands, requests, approvals, and
          -------
other communications to be given under this Agreement by either party to the other shall be deemed to have been duly given if given in writing and personally delivered, sent by courier, sent by telegram or telecopy, or sent by mail, registered or certified, postage prepaid with return receipt requested, at the address specified beside each party's signature at the end of this Agreement. Notices delivered personally or by courier, telegram, or telecopy shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of 10:00 a.m. on the third business day after mailing. Either party may change his or its address for notice hereunder by giving notice of such change in the manner provided in this Section 9(a).

     (b)  Entire Agreement.  This Agreement, together with all other agreements
          ----------------
and instruments contemplated hereby or executed in connection herewith, supersedes any and all other agreements, either oral or written, between the parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect thereto.

     (c)  Modification and Waiver.   No change or modification of this Agreement
          -----------------------
shall be valid or binding upon the parties hereto unless such change or modification shall be in writing and signed by both parties hereto. No waiver of any term or condition of this Agreement shall be enforceable unless it shall be in writing signed by the party against which it is sought to charged. The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any other or subsequent breach.

     (d)  Further Actions.  Each party to this Agreement shall perform any and
          ---------------
all further acts and execute and deliver any and all documents and instruments that may be reasonably necessary to carry out the provisions of this Agreement.

     (e)  Governing Law.  This Agreement, and the rights and obligations of the
          -------------
parties hereto, shall be governed by and construed in accordance with the laws of the State of Texas.

     (f)  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall constitute an original, but both of which shall constitute one and the same document.

     (g)  Costs.  If any action at law or in equity is necessary to enforce or
          -----
interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it or he may be entitled.

     (h)  Binding Effect.  This Agreement shall be binding upon the parties
          --------------
hereto, together with their respective heirs, successors, and assigns.

     (i)  Language.  Section headings in this Agreement are for convenience of
          --------
reference only and shall not be considered in construing or interpreting this Agreement. "Hereof," "hereto,"

"herein," and words of similar import used in this Agreement shall be deemed references to this Agreement as a whole, and not to any particular Section, or other provision of this Agreement.

     (j)  Survival of Representations, Warranties, and Covenants.  The
          ------------------------------------------------------
representations, warranties, and covenants contained in this Agreement shall survive the date hereof and all statements contained in any certificate, exhibit, or other instrument or document delivered by or on behalf of Seller pursuant to this Agreement shall be deemed to have been representations and warranties by Seller and shall survive the date hereof and any investigation made by Buyer.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the date first above written.

                                          A&S AIR SERVICE, INC.
Address:

c/o CellStar Air Services, Inc.       By: /s/ DALE H. ALLARDYCE
1730 Briercroft Court                     ---------------------------------
Carrollton, Texas 75006                            Dale H. Allardyce
Attn: General Counsel                              President
Facsimile: 972-466-5030



                                          /s/ ALAN H. GOLDFIELD
Address*:                                 ----------------------------------
1850 Tuberville Road                              Alan H. Goldfield
Denton, Texas 76205
Facsimile: 940-321-0380


*With a copy (which shall not constitute notice) to:
Alan J. Perkins
Gardere Wynne Sewell LLP
1601 Elm Street, Suite 3000
Dallas, Texas 75201
Facsimile: 214-999-3683

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

                                   EXHIBIT A
                                   ---------

                                  BILL OF SALE
                                  ------------


     This Bill of Sale, dated as of January 30, 2001, is made by A&S Air Service, Inc. ("Seller") for the benefit of Alan H. Goldfield ("Buyer").

     In consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged , and of the covenants and agreements contained herein:

     1. Seller hereby sells, transfers, conveys, assigns, and delivers to Buyer and Buyer's heirs, successors, and assigns forever, all of Seller's right and title to, and interest in, free and clear of all security interests, liens, leases, claims, and encumbrances whatsoever, the following:

     (a)  one aircraft more particularly described as follows:

          Make:                Cessna Citation III
          Model:         650
          Serial No.:          650-0055
          Registration No.:    N16AS
          Engines:             Garrett TFE-731 3B-100
          Serial Nos.:         P87235
                               P87220

     including the airframe and engines and all installed and other avionics, systems, components, equipment, parts, furnishings, gear, spares, Records (as defined in Section 6(e) of that certain Aircraft and Asset Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), by and between Seller and Buyer), and the auxiliary power unit (all collectively referred to hereinafter as the "Aircraft");

     (b)  one Compaq laptop computer;
     (c)  one wooden desk; and
     (d)  one metal filing cabinet;

(the Aircraft and the other assets listed above are collectively referred to herein as the "Assets"), to have and to hold the same and each and all thereof unto Buyer, his heirs, successors, and assigns forever, to his and their own use and benefit forever. Seller does hereby bind itself, and its successors and assigns, to warrant and forever defend title to the Assets unto Buyer and his heirs, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof.

     2. Seller hereby constitutes and appoints Buyer its true and lawful attorney-in-fact, with full power of substitution and resubstitution, in the name of Seller or Buyer, but on behalf and for the benefit of Buyer, to demand, collect, and receive for the account of Buyer all of the Assets hereby sold, transferred, assigned, and conveyed to Buyer or intended so to be; to institute or prosecute, in the name of Seller or otherwise, all proceedings which Buyer may deem necessary or convenient in order to realize upon, affirm, or obtain title or possession of or to collect, assert, or enforce any claim, right, or title of any kind in or to the Assets hereby sold, transferred, assigned, and conveyed to Buyer or intended so to be; to defend and compromise any and all actions, suits, or proceedings with respect of any of the Assets sold, transferred, assigned, and conveyed hereunder or intended so to be; and to do all such legal acts and things in relation thereto as Buyer shall deem desirable. Seller agrees that the foregoing powers are coupled with an interest and are and shall be irrevocable by Seller for any reason.

     3. Buyer acknowledges that the Assets are being sold to it by Seller, and Buyer accepts the Assets, AS IS, WHERE IS, with no representation or warranty by Seller as to the condition of the Assets except as expressly provided in the Purchase Agreement.

     4. All of the terms and provisions of this Bill of Sale shall be binding upon Seller, its successors and assigns, and shall inure to the benefit of Buyer and his heirs, successors, and assigns.

     5. Seller shall duly execute and deliver all such instruments of sale, transfer, assignment, and conveyance and all such notices, releases, acquittances, certificates of title, and other documents as may be necessary more fully to sell, transfer, assign, and convey to and vest in Buyer the Assets hereby sold, transferred, assigned, and conveyed or intended so to be.

     6. This Bill of Sale shall be governed by and construed in accordance with Texas law.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the date first above written.


                                    A&S Air Service, Inc.

                                    By: /s/ DALE H. ALLARDYCE
                                        -----------------------------------
                                         Dale H. Allardyce
                                         President

                                       7